                         Delaware Group Government Fund

                     Delaware American Government Bond Fund

          Supplement to the Fund's Prospectuses dated November 28, 2005

On August 16-17,  2006, the Board of Trustees of Delaware Group  Government Fund
approved a change in the Delaware  American  Government Bond Fund's (the "Fund")
goal and  investment  strategies to a "Core Plus"  investment  program.  A "Core
Plus" investment program typically invests a "core" portion of the Fund's assets
(at least 65%) in domestic  investment-grade debt securities and the rest of the assets in  "plus"  securities,  which  may  include  foreign  bonds,  high-yield
("junk") bonds and emerging  markets  bonds.  The Fund's current goal is to seek high current income  consistent with safety of principal by investing  primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.  The Fund's new goal will be to seek maximum long- term total return,  consistent with reasonable risk. In connection with these changes,  the
Fund is expected to change its name to the Delaware Core Plus Bond Fund.

The proposed  changes to the goal and  investment  strategies  will  essentially create a  different  fund that  does not  primarily  invest  in U.S.  government fixed-income  securities.  A  complete  description  of the goal and  investment strategies  will be  included  in the  Fund's  updated  prospectuses,  which are expected  to be mailed to  shareholders  in late  November  2006.  The  proposed changes are  expected to take effect  approximately  60 days after  shareholders receive notice of such changes.

The following is added to the section  entitled "About your account - How to buy shares - By mail"

Please note that all  purchases  by mail into your account or into a new account will  not be  accepted  until  such  purchase  order  is  received  by  Delaware
Investments  at PO Box 219656,  Kansas City, MO 64121-9656  for  investments  by regular mail or 430 W. 7th Street,  Kansas  City,  MO 64105 for  investments  by overnight  courier  service.  Please do not send purchase  orders to 2005 Market
Street, Philadelphia, PA 19103-7094.

The  following  is added to the section  entitled  "About your  account - How to redeem shares - By mail."

Please note that all  redemption  requests from your account by mail will not be accepted until such redemption  order is received by Delaware  Investments at PO
Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W.
7th Street,  Kansas City, MO 64105 for redemptions by overnight courier service.
Please do not send redemption requests to 2005 Market Street,  Philadelphia,  PA
19103-7094.

Please keep this supplement for future reference

This Supplement is dated September 29, 2006